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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 29, 2003

                                STEELCLOUD, INC.
             (Exact name of registrant as specified in its charter)


Virginia                              0-24015                    54-1890464
(State or other                     (Commission                (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)


                                1306 Squire Court
                            Sterling, Virginia 20166
          (Address of principal executive offices, including zip code)

                                 (703) 450-0400
              (Registrant's telephone number, including area code)


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Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits

         Exhibit 10.1 - Second Modification Agreement dated March 31, 2003, by and between Steel Cloud, Inc., a Virginia Corporation, Dunn Computer Corporation, a Delaware corporation, International Data Products, Corp., STMS, Inc., Puerto Rico Industrial Manufacturing Operations Acquisition, Corp. and Dunn Computer Operating Company (collectively, the "Borrower") and Wachovia Bank, National Association, formerly known as First Union National Bank.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 29, 2003

                                                     STEELCLOUD, INC.


                                                     By: /s/ Kevin Murphy
                                                        ----------------------
                                                     Name: Kevin Murphy
                                                     Title: VP- Finance


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